SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2005

Fisher Scientific International Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10920	02-0451017
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	I.R.S. Employer Identification No.)

Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-10.01 Form of Non-Qualified Stock Option Agreement
Ex-10.02 Form of Restricted Stock Agreement

Item 1.01 Entry into a Material Definitive Agreement.

Form of Non-Qualified Stock Option Agreement and Restricted Stock Agreement

Fisher Scientific International Inc. (the “Company”) is filing a copy of its current form of Non-Qualified Stock Option Agreement and Restricted Stock Agreement to be used for grants under its 2005 Equity and Incentive Plan. A copy of the Non-Qualified Stock Option Agreement is attached as Exhibit 10.01 and is incorporated herein by reference. A copy of the Restricted Stock Agreement is attached as Exhibit 10.02 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

See Exhibit Index below.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER SCIENTIFIC INTERNATIONAL INC.
Dated: June 10, 2005	By:	/s/ Mark D. Roellig
	Name:	Mark D. Roellig
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.01	Form of Non-Qualified Stock Option Agreement

10.02	Form of Restricted Stock Agreement

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